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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K



               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported) February 25, 1997


                             SOUTHWEST AIRLINES CO.
             (Exact name of registrant as specified in its charter)


                                     TEXAS
                 (State or other jurisdiction of incorporation)




             1-7259                               74-1563240
    (Commission File Number)           (IRS Employer Identification No.)




   P. O. BOX 36611, LOVE FIELD, DALLAS, TEXAS                   75235
      (Address of principal executive offices)                (Zip Code)


       Registrant's telephone number, including area code (214) 904-4000



                                      N/A
         (Former name or former address, if changed since last report)



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Item 5.  Other Events

         On February 25, 1997, Southwest Airlines Co. entered into an underwriting agreement for the public offering of $100 million of its 73/8% Debentures Due 2027. Closing of the transaction is expected to occur on February 28, 1997. The purpose of this report is to permit the registrant to file herewith those exhibits listed in Item 7(c) below.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)      Exhibits.

                  1.1. Terms Agreement dated February 25, 1997 between Southwest Airlines Co. and Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Salomon Brothers Inc (Annex A thereto entitled Southwest Airlines Co. Debt Securities, Underwriting Agreement--Basic Provisions, dated September 1, 1992, being incorporated by reference to Exhibit 1 to the registrant's Current Report on Form 8-K dated September 2, 1992).

                  4.1 Form of Global Security representing all 73/8% Debentures Due 2027.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           SOUTHWEST AIRLINES CO.
                                           (Registrant)



                                           By: /s/ Gary C. Kelly
                                              ----------------------------------
                                                   Gary C. Kelly
                                                   Vice President - Finance and
                                                   Chief Financial Officer


Date: February 27, 1997


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                               INDEX TO EXHIBITS



      Exhibit
        No.                                                                Exhibit
--------------------                   -------------------------------------------------------------------------------
        1.1.                           Terms Agreement dated February 25, 1997 between Southwest
                                       Airlines Co. and Lehman Brothers Inc., Merrill Lynch, Pierce,
                                       Fenner & Smith Incorporated and Salomon Brothers Inc
                                       (Annex A thereto entitled Southwest Airlines Co. Debt
                                       Securities, Underwriting Agreement--Basic Provisions, dated
                                       September 1, 1992, being incorporated by reference to Exhibit 1 to the registrant's Current Report on Form 8-K dated
                                       September 2, 1992).

        4.1                            Form of Global Security representing all 73/8% Debentures Due
                                       2027.